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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        May 16, 2002
                                                 -------------------------------


                          STRATEGIC DISTRIBUTION, INC.
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             (Exact name of registrant as specified in its charter)

                                     0-5228
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                            (Commission file number)

          Delaware                                              22-1849240
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(State or other jurisdiction of                             (I. R. S. Employer
 incorporation or organization)                              Identification No.)

3220 Tillman Drive, Suite 200, Bensalem, PA                        19020
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 (Address of principal executive offices)                       (Zip Code)

                                  215-633-1900
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)








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                                TABLE OF CONTENTS


                                                                        Page No.
                                                                        --------


ITEM 5
         Other Events                                                3

ITEM 7
         Financial Statements and Exhibits                           4

         Signatures                                                  5











                                       2

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ITEM 5. OTHER EVENTS


Strategic Distribution, Inc. ("the Company") received approximately $26.2 million dollars from Kraft Foods North America, Inc. ("Kraft") on May 16, 2002, representing the proceeds from completion of the Company's sale of inventory to Kraft as part of the previously announced termination of the Company's industrial supply services agreement with Kraft. A copy of the Company's press release announcing completion of the sale of the Kraft inventory is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


















                                       3


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial statements of business acquired

     Not applicable

(b)  Pro forma financial information

     Not applicable

(c)  Exhibits:

     99.1 Press Release issued by the Company on May 20, 2002 announcing completion of the sale of inventory to Kraft Foods North America, Inc.



















                                       4
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Strategic Distribution, Inc.


Date: May 29, 2002                         By: /s/ RONALD C. WHITAKER
                                               --------------------------------
                                                   Ronald C. Whitaker,
                                                   President and Chief
                                                   Executive Officer


Date: May 29, 2002                         By: /s/ MICHAEL F. BONNER
                                               --------------------------------
                                                   Michael F. Bonner,
                                                   Vice President and
                                                   Chief Financial Officer


Date: May 29, 2002                         By: /s/_DAVID L. COURTRIGHT
                                               --------------------------------
                                                   David L. Courtright,
                                                   Controller and
                                                   Chief Accounting Officer
























                                       5

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                                  EXHIBIT INDEX



99.1 Press Release issued by the Company on May 20, 2002 announcing completion of the sale of inventory to Kraft Foods North America, Inc.



























                                       6